(RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant    /X/
Filed by a Party other than the Registrant  /  /

CHECK THE APPROPRIATE BOX:

/X/     Preliminary Proxy Statement
/ /     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/ /     Confidential, for use of the Commission only (Rule 14a-6(e)(2))

         STOCKBACK TRUST
                  (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/      No fee required.
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

        1) Title of each class of securities to which transaction applies:
        2) Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filling fee is calculated and state how it was determined):
        4) Proposed maximum aggregate value of transaction:
        5) Total fee paid:

/  /     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
         2)  Form, Schedule or Registration Statement No.:
         3)  Filing Party:
         4)  Date Filed:


                [PRELIMINARY PROXY MATERIAL FOR SEC REVIEW ONLY]

                      FROM THE PRESIDENT OF STOCKBACK TRUST

                                                             March ______, 2002

Dear Shareholder:

     Included with this email is a Proxy Card and a link to very important proxy materials that you should read before deciding whether and how to vote your proxy. These proxy materials relate to your investment in the Stockback Fund ("Fund"), the sole series of the Stockback Trust ("Trust"). The proxy materials relate to a single proposal. The shareholders of the Fund are being asked to consider a Plan of Liquidation and Dissolution (the "Plan") for the Fund at a special shareholders meeting to be held on April ___, 2002.

     The Board of Trustees of the Trust, which has approved the Plan and believes that the Plan is in the best interests of Fund and its shareholders, recommends that you vote "FOR" the approval of the Plan.

     Your vote is important, no matter how many shares you own. We urge you to click on this link, [add link], read the proxy materials carefully, and complete the proxy and return it by email to proxy@stockback.com. For your convenience, you can send an email to proxy@stockback.com and indicate your vote in the re: line as "For on Proxy," "Against on Proxy" or "Abstain on Proxy," depending on how you want to vote. Thank you for your attention to this matter and for your continued interest and support.

                                          Very truly yours,



                                         ------------------------------------
                                         Timothy C. Parrot, President
                                         Stockback Trust



                                 STOCKBACK TRUST
                                   11 Broadway
                                   17th Floor
                            New York, New York 10004

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD APRIL ____, 2002

To Our Shareholders:

Notice is hereby given that a special meeting of the shareholders of the Stockback Fund (the "Fund") will be held on April____, 2002, at _________ _.m. (Eastern Time) at 11 Broadway - 17th Floor, New York, New York 10004 (the "Meeting"). The Meeting has been called for the following purposes:

     1. To vote on approval of the liquidation of the Stockback Fund and the subsequent dissolution of the Stockback Trust (the "Trust") pursuant to the provisions of a Plan of Liquidation and Dissolution approved by the Trust's Board of Trustees and

     2. To transact such other business as may properly come before the Meeting.

          The Fund's shareholders of record at the close of business on ___________, 2002 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. Your vote is important, no matter how many shares you owned on the record date.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE VOTE THE PROXY TODAY BY COMPLETING THE PROXY AND E-MAILING IT TO PROXY@STOCKBACK.COM. FOR YOUR CONVENIENCE, YOU CAN VOTE BY SENDING AN EMAIL TO PROXY@STOCKBACK.COM AND INDICATE YOUR VOTE IN THE RE: LINE AS "FOR ON PROXY," "AGAINST ON PROXY" OR "ABSTAIN ON PROXY," DEPENDING ON HOW YOU WANT TO VOTE. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE BY E-MAILING PROXY@STOCKBACK.COM.


                                         By Order of the Board of Trustees


                                         C. Eric Peters
                                         Secretary


The date of this Notice is _________________, 2002



                                 STOCKBACK TRUST
                                   11 Broadway
                                   17th Floor
                            New York, New York 10004
                                 (800) 862-3984


                                 PROXY STATEMENT

           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL ___, 2002

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Stockback Trust, a Delaware business trust (the "Trust"). Proxies will be voted at a special meeting of the shareholders ("Shareholders") of the Stockback Fund (the "Fund") to be held on April ___, 2002 at _____ _.m. (Eastern Time) at 11 Broadway - 17th Floor, New York, New York 10004, and at any adjournment thereof (the "Meeting"). This Proxy Statement, accompanied by a Notice of the Special Meeting and a Proxy Card, was first sent to Shareholders by e-mail on or about ___________ __, 2002.

     At the Meeting, Shareholders of the Fund will be asked to vote to approve the liquidation of the Fund and the dissolution of the Trust pursuant to the provisions of the Plan of Liquidation and Dissolution attached hereto as Exhibit A (the "Plan"). A quorum of one-third of the outstanding shares of Fund must be present (in person or by proxy) in order to conduct business at the Meeting. The affirmative vote of the holders of a majority of the Fund's outstanding common shares of beneficial interest ("Shares"), as defined in the Investment Company Act of 1940, as amended ("1940 Act"), is required to approve the liquidation and dissolution proposal. The 1940 Act defines the majority of the outstanding shares of a fund as the lesser of (i) the vote of the holders of 67% or more of the voting shares of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting shares of the fund are present in person or by proxy, or (ii) the vote of the holders of more than 50% of the outstanding voting shares of the fund. The Trust's Board of Trustees (the "Board" or the "Trustees") recommends that Shareholders vote "FOR" the liquidation of the Fund and dissolution of the Trust. Affiliates of Stockback Advisers, LLC (the "Adviser"), the Fund's investment adviser and administrator, own --% of the Fund's outstanding Shares as of the Record Date (defined below) and have advised the Board that they intend to vote in favor of the liquidation of the Fund and the dissolution of the Trust at the Meeting.

         Shareholders of record at the close of business on ____ ___, 2002 (the "Record Date") are entitled to vote at the Meeting. Each Shareholder will be entitled to one vote for each dollar of the Fund's current net asset value ("NAV") held. As of the Record Date, the net assets of the Fund were approximately $___.

        Timely and properly completed and submitted proxies will be voted as instructed by Shareholders. At any time prior to the Meeting, you may revoke your proxy by e-mailing the Trust at proxy@stockback.com, and re-voting by completing and submitting another proxy by e-mail to proxy@stockback.com. You also may revoke your previous vote by attending the Meeting and voting in person at the Meeting. Abstentions will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions effectively will be a vote against adjournment but will have no effect on the liquidation and dissolution proposal.

          If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the liquidation and dissolution proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to be held within a reasonable time after the date originally set for the Meeting (but not more than 120 days after the original Record Date for the Meeting) to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of any such adjournment if such proxies instruct them to vote in favor of any of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment if such proxies instruct them to vote against or to abstain from voting on all of the proposals to be considered at the adjourned meeting.

          Proxies will be solicited via the Internet, and also may be solicited by telephone or other electronic means by personnel of the Trust and its affiliates or an agent of the Trust. These costs will not be borne by the Fund.

          A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AS OF DECEMBER 31, 2001 IS AVAILABLE AT http://www.stockback.com/pdf/ConsolidatedAnnualReport-2001.pdf.

                                   PROPOSAL 1

              PROPOSAL TO LIQUIDATE THE FUND, AND TO DISTRIBUTE THE
            PROCEEDS TO SHAREHOLDERS, FOLLOWED BY DISSOLUTION OF THE
          TRUST, PURSUANT TO THE PROVISIONS OF THE PLAN OF LIQUIDATION
                                 AND DISSOLUTION


I. INTRODUCTION AND BACKGROUND

          At a meeting held on March 7, 2002, the Trustees, including the Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, approved the Plan of Liquidation and Dissolution, and recommended its approval by the Shareholders.

          The Fund is a diversified series of the Trust, an open-end management investment company organized as a Delaware business trust and registered under the 1940 Act. The Fund first offered shares to the public on August 14, 2000. The Fund is the only series of the Trust.

          The  Fund's  investment  objective  is to  provide  long-term  capital appreciation.  The  NAV  as  of  closing  on  __________________  __,  2002  was
______________.

          The Plan, as approved by the Trustees, provides for: (1) the complete liquidation of all of the assets of the Fund; (2) a ratable distribution to Shareholders of the Fund's net assets; (3) de-registration of the Trust under the 1940 Act; and (4) the subsequent dissolution of the Trust as a Delaware business trust.

          In the event the Plan is not approved by Shareholders, the Trustees will consider what action, if any, should be taken.

II. REASONS FOR LIQUIDATION

          The Adviser does not anticipate, in the foreseeable future, that the Fund will grow significantly from its current size.

          The Adviser also serves as the Fund's administrator pursuant to an Administrative Services Agreement with the Trust ("Administrative Agreement"). Under the terms of the Administrative Agreement, the Adviser must pay all expenses of the Fund other than the Fund's advisory fee, the Administrator's compensation under the Agreement, and that portion of the Fund's other operating expenses that exceed 0.70% of the Fund's average daily net assets on an annualized basis. In addition, the Trust and the Adviser have entered into an Expense Limitation Agreement on behalf of the Fund ("Expense Limitation Agreement"). Under the terms of the Expense Limitation Agreement, the Adviser must waive all of its fees and reimburse the Fund for all of its other expenses (other than certain extraordinary expenses) to the extent that the total annual operating expenses incurred by the Fund exceed 0.95% of the Fund's average daily net assets. If the Adviser had not subsidized the expenses of the Fund under the Administrative Agreement or the Expense Limitation Agreement, the expense ratio of the Fund on December 31, 2001 would have been approximately 85%. If the Plan is approved by the shareholders, the Administrative Agreement and the Expense Limitation Agreement would remain in effect until the Liquidation Date.

          In the Adviser's opinion, there appears to be little prospect that the Fund will grow to a sufficient size so that it would be able, without subsidization, to operate within the annual administrative fee rates specified in the Administrative Agreement. In addition, footnote 6 to the Fund's 2001 audited financial statements discloses that:

          The ability of the Fund to continue operating, assuming that the Fund's current level of assets does not increase substantially, may depend upon the financial support, operational support and services of the Advisor. The ability of the Advisor to continue operating in the upcoming year is, in turn, dependent on the financial and operational support of the advisor's parents and/or affiliates, as to which there can be no assurance. The potential inability or unwillingness of the Advisor, its parent and/or affiliates to provide continued business, financial and operational support raises substantial doubt about the Fund's ability to continue to operate.

Consequently, the Adviser believes that it would not be in the best interest of the shareholders of the Fund to continue the operation of the Fund, since the Fund does not appear to be able to be self sustaining.

          In considering the liquidation and dissolution proposal, the Trustees considered that, despite the best efforts of Stockback Capital, LLC, the Fund's distributor, the sales of shares of the Fund have not been as expected and, consequently, the assets have not reached the levels necessary for a viable mutual fund, viewed from both an expense and a portfolio management standpoint. The Board assessed the results of past marketing efforts and the likelihood of whether further efforts might prove successful in raising asset levels significantly. The Board considered the effect of the Fund's size on its expense ratio, without giving effect to the Adviser's subsidies. The Board also considered the fact that the small size of the Fund impedes the management of its portfolio.

          On the basis of this review, the Board determined that the liquidation of the Fund and the dissolution of the Trust in the form proposed are in the best interests of the Fund and its Shareholders.

III. DESCRIPTION OF THE PLAN

          Under the Plan, on the date on which the Plan is approved by Shareholders (the "Effective Date"), the Trust will cease to conduct business with respect to the Fund except as required to carry out the terms of the Plan. Thereafter, all portfolio securities held by the Fund shall be converted to cash or cash equivalents. The proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on the Effective Date.

          As soon as possible after the Effective Date, and in any event within thirty days thereafter, the Fund shall pay the following to each shareholder of record on the Effective Date in redemption of such shareholder's shares of the
Fund: (1) a liquidating distribution (or distributions, if more than one distribution shall be necessary) (which may be in cash or cash equivalents or in-kind) equal in value to the shareholder's proportionate interest in the net assets of the Fund and (2) information concerning the sources (for tax purposes) of the liquidating distribution. Upon the payment of the liquidating distribution, all outstanding shares of the Fund will be deemed cancelled.

          The Plan also provides that the Trustees shall have the authority to authorize such variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the marshalling of Fund assets and the dissolution, complete liquidation and termination of the existence of the Fund, and the distribution of the Fund's net assets to shareholders in redemption of the shares in accordance with the laws of the State of Delaware and the purposes to be accomplished by the Plan.

IV. Federal Income Tax Consequences

          The following summary provides general information with regard to the federal income tax consequences to Shareholders relating to receipt of the liquidation distribution from the Fund pursuant to the provisions of the Plan. This summary also discusses the effect of federal income tax provisions on the Fund resulting from its liquidation and the dissolution of the Trust.

          As discussed above, pursuant to the Plan, the Fund will sell its assets and distribute the proceeds to the Shareholders. The Trust anticipates that the Fund will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and will not be taxed on any of its income realized from this sale of assets.

          For federal income tax purposes, a Shareholder's receipt of the Liquidation Distribution will be a taxable event and will be treated as a sale of the Shareholder's Shares in exchange for the Liquidation Distribution. Each Shareholder will recognize gain or loss in an amount equal to the difference between the Liquidation Distribution he or she receives and the adjusted tax basis of his or her Shares. Assuming the Shareholder holds his or her Shares as a capital asset, the gain or loss generally will be treated as a capital gain or loss. If Shares have been held for more than one year, any gain or loss will be mid-term capital gain or loss; otherwise, the gain or loss will constitute a short-term capital gain or loss. Shareholders should be aware that the Fund will be required to withhold 30.5% of the Liquidation Distribution proceeds payable to any individual and certain other non-corporate Shareholders who do not provide the Fund with a correct taxpayer identification number or who are otherwise subject to backup withholding. It is anticipated that the Liquidation Distribution will occur during April, 2002.

          The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its individual U.S. Shareholders resulting from the liquidation of the Fund. This summary does not address the particular federal income tax consequences applicable to Shareholders other than U.S. individuals nor does it address state or local tax consequences. The tax consequences of the liquidation may affect Shareholders differently depending upon their particular tax situations, and, accordingly, this summary is not a substitute for careful tax planning on an individual basis.

          SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE THE FEDERAL, STATE, AND OTHER INCOME TAX CONSEQUENCES OF RECEIVING THE LIQUIDATION DISTRIBUTION WITH RESPECT TO THEIR PARTICULAR TAX CIRCUMSTANCES.

V. FUND ACTIVITY FOLLOWING THE LIQUIDATION.

          Following liquidation, the Trust intends to file an application with the Securities and Exchange Commission to deregister as an investment company under the 1940 Act. The Trust will also file a Certificate of Dissolution in accordance with applicable provisions of Delaware law.

VI. CONCLUSION

          THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL TO LIQUIDATE THE FUND AND DISSOLVE THE TRUST PURSUANT TO THE TERMS AND CONDITIONS OF THE PLAN AS DESCRIBED ABOVE. IN THE EVENT THE PLAN IS NOT ADOPTED, THE TRUSTEES WILL CONSIDER WHAT ACTION, IF ANY, SHOULD BE TAKEN.

VII. OTHER BUSINESS

          The Trustees are not aware of any other matters to be presented at the Meeting other than the proposal set forth in this Proxy Statement. If any other business properly comes before the Meeting, the persons named in the accompanying proxy will exercise their best judgment in deciding how to vote on such matters.

VIII. PRINCIPAL STOCKHOLDERS

          As of the Record Date, the following persons owned beneficially more than 5% of the Shares of the Fund:

------------------------- ----------------------- ---------------------------------- ---------------------------------
Name and Address          Fund                    Number of Shares Owned             Percentage of Fund Outstanding
------------------------- ----------------------- ---------------------------------- ---------------------------------
Stockback Holdings, Inc.  The Stockback Fund

11 Broadway - 17th Floor

New York NY 10004
------------------------- ----------------------- ---------------------------------- ---------------------------------
Robert Feidelson          The Stockback Fund

11 Broadway - 17th Floor

New York NY 10004
------------------------- ----------------------- ---------------------------------- ---------------------------------

          In addition to the above, as of the Record Date, due to their ownership of membership interests in Stockback Holdings, Inc. the following individuals would be deemed to own, beneficially and of record, more than 5% of the Fund's outstanding shares:

------------------------- ----------------------- ---------------------------------- ---------------------------------
Name and Address          Fund                    Number of Shares Owned             Percentage of Fund Outstanding
------------------------- ----------------------- ---------------------------------- ---------------------------------
Timothy Parrott           The Stockback Fund

11 Broadway - 17th Floor

New York NY 10004
------------------------- ----------------------- ---------------------------------- ---------------------------------
C. Eric Peters            The Stockback Fund

11 Broadway - 17th Floor

New York NY 10004
------------------------- ----------------------- ---------------------------------- ---------------------------------

     The Adviser and its affiliates may be deemed to control the Fund by virtue of their ownership of approximately ___% of the outstanding Shares. The Adviser and its affiliates intends to vote their shares in favor of the liquidation and dissolution proposal, in which case the proposal will be approved.

IX. TRUSTEES AND EXECUTIVE OFFICERS

         As of the Record Date, the Trustees or executive officers of the Trust owned Shares of the Fund as follows:

------------------------- ----------------------- ---------------------------------- ---------------------------------
Name and Address          Fund                    Number of Shares Owned             Percentage of Fund Outstanding
------------------------- ----------------------- ---------------------------------- ---------------------------------
Timothy Parrott           The Stockback Fund

11 Broadway - 17th Floor

New York NY 10004
------------------------- ----------------------- ---------------------------------- ---------------------------------
Robert Feidelson          The Stockback Fund

11 Broadway - 17th Floor

New York NY 10004
------------------------- ----------------------- ---------------------------------- ---------------------------------
C. Eric Peters            The Stockback Fund

11 Broadway - 17th Floor

New York NY 10004
------------------------- ----------------------- ---------------------------------- ---------------------------------
George Green              The Stockback Fund

959 Eighth Avenue,
#417

New York, NY 10019
------------------------- ----------------------- ---------------------------------- ---------------------------------
Doug Hitchner             The Stockback Fund

Odyssey Investment
Partners

280 Park Avenue

New York, NY   10017
------------------------- ----------------------- ---------------------------------- ---------------------------------
Milind Rao                The Stockback Fund

11 Broadway - 17th Floor

New York NY 10004
------------------------- ----------------------- ---------------------------------- ---------------------------------

X. ADDITIONAL INFORMATION

          The Adviser will bear all of the expenses associated with the liquidation of the Fund and dissolution of the Trust. These expenses will include, among other things, fees and expenses associated with preparing and filing a final tax return and other regulatory filings, and legal fees.

          In the event that the Fund is not liquidated and the Trust not dissolved, proposals of Shareholders intended to be presented at the next Shareholder meeting must be received by the Trust within a reasonable period of time prior to the transmittal of the proxy materials sent in connection with that meeting for inclusion in the proxy statement for that meeting. The submission by a Shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws.

XI. FUND MANAGEMENT

          The Adviser's principal office is located at 11 Broadway, 17th Floor, New York, New York, 10004. The Sub-Adviser, an indirect wholly-owned subsidiary of Merrill Lynch & Co., has its principal office at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The Fund's distributor and principal underwriter is Stockback Capital, LLC, a wholly-owned subsidiary of Stockback, LLC, whose principal office is at 11 Broadway, 17th Floor, New York, New York, 10004. The Fund's custodian is The Bank of New York, whose office is located at 101 Barclay Street, New York, New York 10286. The Fund's transfer agent is American Data Services, Inc., whose office is located at Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York 11788.

PLEASE VOTE YOUR PROXY BY COMPLETING THE PROXY AND EMAILING IT TO PROXY@STOCKBACK.COM. FOR YOUR CONVENIENCE, YOU CAN VOTE BY SENDING AN EMAIL TO PROXY@STOCKBACK.COM AND INDICATE YOUR VOTE IN THE RE: LINE AS "FOR ON PROXY," "AGAINST ON PROXY" OR "ABSTAIN ON PROXY," DEPENDING ON HOW YOU WANT TO VOTE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING BY E-MAILING PROXY@STOCKBACK.COM.

----------------------

                                            BY ORDER OF THE BOARD OF TRUSTEES

                                            C. Eric Peters
                                            Secretary



                                    EXHIBIT A


                               THE STOCKBACK TRUST

                                 Stockback Fund





                       PLAN OF LIQUIDATION AND DISSOLUTION



          This Plan of Liquidation and Dissolution ("Plan") is made by the Stockback Trust (the "Trust"), a business trust organized and existing under the laws of the State of Delaware, with respect to the Stockback Fund (the "Fund"), a segregated portfolio of assets ("series") of the Trust. The Fund is the sole series of the Trust, an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund offers a single class of shares of beneficial interest (the "Shares"). The Plan is intended to accomplish the complete liquidation of the Fund and dissolution of the Trust and the redemption of the Trust's outstanding Shares in conformity with all provisions of Delaware law and the Trust's Amended and Restated Trust Instrument ("Trust Instrument") and Bylaws and other laws.

          WHEREAS, the Trust's Board of Trustees, on behalf of the Fund, has determined that it is advisable and in the best interests of the Fund and its shareholders to terminate and liquidate the Fund and dissolve the Trust; and

          WHEREAS, at a meeting of the Board of Trustees duly called and held on March 7, 2002, it considered and adopted this Plan as the method of terminating and liquidating the Fund and dissolving the Trust in accordance with Article XI, Sections 11.04 and 11.05 of the Trust Instrument, subject to the approval of the shareholders of the Trust obtained in accordance with Article VII, Section 7.03 of the Trust Instrument;

          NOW THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

1. Effective Date of Plan. The Plan shall be and become effective with respect to the Fund upon the approval of the liquidation of the Fund and of the dissolution of the Trust by the shareholders of the Trust. The day of such approval by is hereinafter called the "Effective Date."

2. Liquidation. As promptly as practicable, consistent with the provisions of the Plan, the Fund shall be liquidated in accordance with the laws of the State of Delaware, the Trust Instrument and the Trust's Bylaws ("Liquidation").

3. Cessation of Business. After the Effective Date of the Plan, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to shareholders in redemption of their shares in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund and discharging or making reasonable provision for the Fund's liabilities.

4. Notice of Liquidation. As soon as practicable after the Effective Date, the Fund shall provide notice to the appropriate parties that this Plan has been approved by the shareholders and that the Fund will be liquidating its assets.

5. Restriction of Transfer of Shares. The proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on the Effective Date of the Plan. On the Effective Date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the State of Delaware or otherwise, the shareholders' respective interests in the Fund's assets shall not be transferable.

6.  Liquidation of Assets.

(a) The Trust shall declare and distribute to shareholders a distribution of substantially all of its realized income and net capital gains, such distribution to be paid on March 27, 2002, to shareholders of record as of March 25, 2002, provided that if the final date on which cash rewards are invested in the Fund is other than March 22, 2002, then such distribution shall be paid on the Wednesday next following the final date on which cash rewards are invested in the Fund, to shareholders of record on the Monday next following the final date on which cash rewards are invested in the Fund.

The dividends described above shall be paid from net investment income to the Trust's transfer agent, which shall immediately reinvest the proceeds for the account of the shareholders of record entitled to receive dividends, in accordance with the Prospectus in effect on the date the dividend was declared, in additional shares, at the net asset value per share next determined following the time of the cash payment to the Transfer Agent, Orbitex Data Services, Inc., or, at the option of the shareholder, in cash.

(b) As soon as is reasonable and practicable after the distribution contemplated in the previous subsections, all portfolio securities of the Fund shall be converted to cash or cash equivalents.

7. Payment of Debts. As soon as practicable after the Effective Date, subject to the provisions of Section 10 hereof, the Fund shall determine and pay, or set aside in cash or equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided for in Section 8 hereof, subject to Section 10 hereof.

8. Liquidating Distribution. As soon as possible after the Effective Date, and in any event within thirty days thereafter, the Fund shall provide the following to each shareholder of record on the Effective Date in redemption of such shareholder's shares of the Fund: (1) a liquidating distribution (or distributions, if more than one distribution shall be necessary) (which may be in cash or cash equivalents) equal to the shareholder's proportionate interest in the net assets of the Fund deposited into such shareholder's brokerage account at Stockback Capital, LLC and (2) information concerning the sources (for tax purposes) of the liquidating distribution. Upon the depositing of the liquidating distribution into the shareholder accounts at Stockback Capital, LLC, all outstanding shares of the Fund will be deemed cancelled.

9. Deregistration and Dissolution. As soon as practicable after the liquidation provided for in Section 8 above, the Company shall be deregistered as an investment company under the Investment Company Act and dissolved as a business trust pursuant to applicable provisions of Delaware law.

10. Management and Expenses of the Fund In Executing This Plan of Liquidation and Dissolution. The Fund's investment adviser, Stockback Advisers, LLC (the "Adviser"), shall bear all expenses incurred in connection with the carrying out of this Plan including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of shareholders. Any expenses and liabilities attributed to the Fund subsequent to the mailing of the liquidating distribution will also be borne by the Adviser.

11. Power of Board of Trustees. The Board of Trustees and, subject to the approval of the Board of Trustees, the officers, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the Investment Company Act, Delaware law or any other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

12. Amendment of Plan. The Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the marshalling of Fund assets and the dissolution, complete liquidation and termination of the existence of the Fund, and the distribution of the Fund's net assets to shareholders in redemption of the shares in accordance with the laws of the State of Delaware and the purposes to be accomplished by the Plan.

13. Filings with the State of Delaware. The Board of Trustees hereby authorizes the appropriate parties to make any necessary filings relating to the dissolution of a business trust in the State of Delaware or with any other authority.



STOCKBACK TRUST

In its own behalf, and on behalf of the Stockback Fund



For the Board of Trustees



By:      ______________________

Name:    ______________________

Title:   ______________________



Accepted:



For the Adviser

----------------------------------





By:      ______________________

Name: ______________________

Title:   ______________________






                                  PROXY BALLOT

                                 STOCKBACK TRUST

                       for Special Meeting of Shareholders
                          to be held on April __, 2002


          YOU MAY VOTE BY COMPLETING THE PROXY AND EMAILING IT TO PROXY@STOCKBACK.COM. FOR YOUR CONVENIENCE, YOU CAN VOTE BY SENDING AN EMAIL TO PROXY@STOCKBACK.COM AND INDICATE YOUR VOTE IN THE RE: LINE AS "FOR ON PROXY," "AGAINST ON PROXY" OR "ABSTAIN ON PROXY," DEPENDING ON HOW YOU WANT TO VOTE.

          I appoint Timothy C. Parrott and Robert S. Feidelson (officers of the Stockback Trust), as my proxies and attorneys to vote all fund shares of the fund identified below that I am entitled to vote at the Special Meeting of Shareholders of the Stockback Trust ("Trust"), to be held at the principal offices of the Trust, 11 Broadway, 17th floor, New York, New York 10004 on April __, 2002 at [insert time] (Eastern time), and at any adjournments or postponements of the meeting. The proxies shall have all the powers that I would possess if present.

          I hereby revoke any prior proxy, and ratify and confirm all that the proxies, or any of them, may lawfully do. I acknowledge receipt of the notice of the Special Meeting of Shareholders of the Trust and of a link to the Proxy Statement dated __________ __, 2002 that was available to me before I voted this proxy.

          This proxy shall vote my shares according to my instructions given below with respect to the proposals. If I do not provide an instruction, I understand that the proxies will vote my shares in favor of the proposals. The proxies will vote on any other matter that may arise in the meeting according to their best judgment.

          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, WHICH RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the proposal; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.


                                                                              FOR          AGAINST         ABSTAIN
-------------------------------------------------------------------------- ----------- ---------------- --------------
Proposal #4 :

Proposal 1 :

(a)       To approve a  proposal  to  liquidate  The  Stockback  Fund and     [ ]            [ ]             [ ]
          dissolve  the   Stockback   Trust   pursuant  to  the  Plan  of
          Liquidation  and  Dissolution  (which  I  was  able  to  access through www.stockback.com/pdf/proxystatement and read).
